UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2007
SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Executive Officer and Director. On August 21, 2007, Stephen Bennion resigned as Chief Executive Officer of Selectica, Inc. (the “Company”) and as a member of the Company’s Board of Directors, effective immediately. Following Mr. Bennion’s resignation, the Board of Directors will have three members, of whom two are classified as independent. A copy of the press release announcing Mr. Bennion’s resignation is attached hereto as Exhibit 99.3.
Employment Agreement with Stephen Bennion. Mr. Bennion will remain an officer, serving as a Vice President of the Company and General Manager of its CPQ Division. On August 21, 2007, Mr. Bennion and the Company entered into a new Employment Agreement, which replaces the Employment Agreement dated August 9, 2006, between Mr. Bennion and the Company. Under the new Employment Agreement, Mr. Bennion is entitled to an annual base salary of not less than $250,000 and incentive bonuses with a target amount equal to 20% of his base salary. Payment of any incentive bonus is contingent on the attainment of strategic objectives by the Company’s CPQ Division. Mr. Bennion’s existing equity awards remain in place, except that a sale of all or substantially all assets constituting the CPQ Division will be treated as a change in control of the Company for the sole purpose of applying the vesting acceleration provisions of Mr. Bennion’s existing restricted stock award. If Mr. Bennion’s employment is terminated without cause, then the Company will continue paying his base salary until the later of August 21, 2008, or the date six months after the termination of his employment. If Mr. Bennion’s employment is actually or constructively terminated within 12 months after the Company is subject to a change in control, then the Company will continue paying his base salary for 12 months after the termination of his employment. In either case, the Company will continue paying the employer portion of Mr. Bennion’s health insurance premiums under COBRA as long as the salary payments continue. If Mr. Bennion is entitled to salary continuation, he is also entitled to a pro rata portion of his target bonus for his final year of employment.
Election of New Chief Executive Officer. On August 21, 2007, the Company’s Board of Directors elected Robert Jurkowski, age 50, as President and Chief Executive Officer, effective immediately. Mr. Jurkowski will remain a member of the Company’s Board of Directors, but he resigned as a member of the Audit, Compensation and Nominating Committees of the Board of Directors. A copy of the press release announcing Mr. Jurkowski’s election is attached as Exhibit 99.3.
From January 2007 to August 2007, Mr. Jurkowski was President of On Demand Advisory Services. From July 2004 to January 2007, he served as the Chief Executive Officer of Intacct Corporation. From November 2002 to February 2004, Mr. Jurkowski was Chief Operating Officer of Apriso Corporation. From August 2001 to August 2002, he served as Chief Operating Officer of Silicon Energy Corporation. Previously, Mr. Jurkowski held senior management positions with software companies including Dun & Bradstreet Software, ADP and Oracle. Mr. Jurkowski holds a Bachelor of Arts degree in Economics from the University of Chicago.

Employment Agreement with Robert Jurkowski. On August 21, 2007, Mr. Jurkowski and the Company entered into an Employment Agreement. Under this Agreement, Mr. Jurkowski is entitled to an annual base salary of not less than $360,000 and an annual incentive bonus with a target amount equal to 25% of his base salary. Payment of any incentive bonus is contingent on the attainment of strategic objectives by the Company. On August 21, 2007, the Compensation Committee of the Board of Directors granted Mr. Jurkowski 400,000 restricted stock units under the Company’s 1999 Equity Incentive Plan (the “Plan”), which will vest based on the Company’s attainment of strategic objectives. The Compensation Committee also granted Mr. Jurkowski 600,000 options to purchase shares of the Company’s common stock under the Plan, which will vest in monthly installments over the four-year period starting on August 21, 2007, with vesting of the first 12 installments deferred to August 21, 2008. In addition, if the Company is subject to a change in control by August 21, 2008, then 50% of the remaining unvested units and options will immediately vest. If the Company is subject to a change in control after August 21, 2008, all of the options and units will immediately vest. If Mr. Jurkowski’s employment is actually or constructively terminated, then the Company will pay him an amount equal to his annual base salary. One-half of this amount will be paid immediately in a lump sum, and the balance will be paid in equal monthly installments during the 12-month period following the termination of his employment. Moreover, the Company will continue paying the employer portion of Mr. Jurkowski’s health insurance premiums for 12 months after the termination of his employment. If COBRA becomes unavailable during this 12-month period, Mr. Jurkowski is entitled to a lump sum payment equal to the remaining unpaid COBRA premiums. If Mr. Jurkowski is entitled to a severance benefit, he is also entitled to a pro rata portion of his target bonus for his final year of employment.
Item 8.01. Other Events.
On August 24, 2007, the Company announced that the special committee of its Board of Directors has reported its findings after an investigation into the Company’s historical stock option practices. A copy of the press release issued by the Company in connection with the special committee’s report is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

Exhibit 99.1	Employment Agreement between the Company and Stephen Bennion, dated as of August 21, 2007.

Exhibit 99.2	Employment Agreement between the Company and Robert Jurkowski, dated as of August 21, 2007.

Exhibit 99.3	Press Release of Selectica, Inc., dated August 24, 2007.

Exhibit 99.4	Press Release of Selectica, Inc., dated August 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: August 27, 2007	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Exhibit

Exhibit 99.1	Employment Agreement between the Company and Stephen Bennion, dated as of August 21, 2007.

Exhibit 99.2	Employment Agreement between the Company and Robert Jurkowski, dated as of August 21, 2007.

Exhibit 99.3	Press Release of Selectica, Inc., dated August 24, 2007.

Exhibit 99.4	Press Release of Selectica, Inc., dated August 24, 2007.